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                                                                   Exhibit 10(z)

                          AMENDMENT TO RIGHTS AGREEMENT

         Amendment to the RIGHTS AGREEMENT, dated as of July 31, 1997 (the "Rights Agreement"), by and between Lazare Kaplan International Inc., a Delaware corporation (the "Company") and Mellon Investor Services LLC, a New Jersey limited liability company (formerly ChaseMellon Shareholder Services, L.L.C.) as Rights Agent (the "Rights Agent").

                                    Recitals

         WHEREAS, the parties hereto have previously entered into the Rights Agreement; and

         WHEREAS, no Person has heretofore become an Acquiring Person (as such term and other capitalized terms used herein, but not otherwise defined herein, are defined in the Rights Agreement); and

         WHEREAS, the Company wishes to amend the Rights Agreement to make certain provisions with respect to the Rights which the Company deems necessary and desirable.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. Amendment. The Rights Agreement shall be hereby amended as follows:

                  (a) The definition of "Acquiring Person" as set forth in
Section 1(a) of the Rights Agreement is hereby amended by adding the following sentence as a new last sentence of such definition

                  "Whenever Fifth Avenue Group, LLC is the "Person" referred to in this definition of "Acquiring Person", each reference in this definition to "15%" shall be deemed to be a reference to "24.9%".

                  (b) The first sentence of Section 2 of the Rights Agreement is hereby amended to delete the following words:

                  "and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares)".


                  (c) Section 20(c) of the Rights Agreement is hereby amended by adding the following sentence to the end of such section:

                  "Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential



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                  or incidental loss or damage of any kind whatsoever
                  (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage."

                  (d) Section 31 of the Rights Agreement is hereby deleted and replaced in its entirety with the following:

                  "This Agreement and each Right Certificate issued hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York for contracts executed and to be fully performed in such state and without regard to conflicts of laws."


         2. Ratification. Except as specifically provided herein, nothing herein contained shall otherwise modify, reduce, amend or otherwise supplement the terms and provisions of the Rights Agreement, which shall remain in full force and effect in accordance with its terms.


         3. Entire Agreement. This Amendment constitutes the entire agreement between the parties hereto, with respect to the subject matter herein and supersedes all prior agreements, commitments, and understandings, whether oral or written and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         4. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York for contracts executed and to be fully performed in such state and without regard to conflicts of laws.


         5. Counterparts. This Amendment may be executed in one or more counterparts each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties this 17th day of January 2002.


                            LAZARE KAPLAN INTERNATIONAL, INC.


                            By: /s/ Leon Tempelsman
                                 -------------------
                                  Name: Leon Tempelsman
                                  Title: President




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                          MELLON INVESTOR SERVICES LLC


                           By:_/s/ Yvonne D. Benn
                               ------------------------------------
                              Name: Yvonne D. Benn
                              Title: Client Service Manager






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